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                                                                    EXHIBIT 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K into Crawford & Company's previously filed Registration Statement File Nos. 2-78989, 33-22595, 33-47536, 33-36116, and 333-02051.





/s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 24, 1997